SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                      June 1, 2004

UNITED STATES LIME & MINERALS, INC.

(Exact Name of Registrant as Specified in Charter)

TEXAS (State or other jurisdiction of incorporation or organization)	0-4197 (Commission File Number)	75-0789226 (I.R.S. Employer Identification No.)

13800 MONTFORT DRIVE, SUITE 330, DALLAS, TEXAS (Address of principal executive offices)	75240 (Zip Code)

(972) 991-8400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Table of Contents

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On June 1, 2004, United States Lime & Minerals, Inc. issued a News Release announcing that it had entered into an oil and gas lease on its Cleburne, Texas Property. A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety into this Item 5.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

Exhibit
Number	Exhibit
99.1	News Release of United States Lime & Minerals, Inc. dated June 1, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 2004

UNITED STATES LIME & MINERALS, INC.
By:	/s/ M. Michael Owens
M. Michael Owens, Vice President and
Chief Financial Officer

1

Table of Contents

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	News Release of United States Lime & Minerals, Inc. dated June 1, 2004

2